OTHER LIABILITIES (Details) - USD ($)	Dec. 31, 2020		Jun. 30, 2020
Current [Abstract]
Loans and borrowings	$ 1,005,897	[1]	$ 577,576
Lease liabilities	150,345		127,960
Total current other liabilities	1,156,242		705,536
Non-current [Abstract]
Loans and borrowings	1,676,356	[1]	1,740,042
Lease liabilities	68,601		140,465
Sub-lease security deposit	29,906		29,906
Total non-current other liabilities	1,774,863		1,910,413
Total other liabilities	$ 2,931,105		$ 2,615,949
Surface Properties [Member]
Loans and Borrowings [Abstract]
Interest rate	10.00%

[1]	At December 31, 2020, the Group had loans and borrowings relating to surface properties that form part of 'exploration and evaluation assets' which have been fully or partly financed by the seller of the surface properties. The loans andborrowings are repayable in monthly instalments, based on an implied interest rate of 10%, and secured by the respective surface property.